UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 15, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	78402 (Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

TOR Minerals International, Inc. ("TOR", the "Company", "We", "Our"), producer of synthetic titanium dioxide and color pigments, specialty aluminas, and other high performance mineral fillers, recently received a waiver from Bank of America for being in technical violation of certain financial coverage ratios in its US Credit Facility, as more fully disclosed on our Form 8-K, filed on August 18, 2008.  One of the provisions of the waiver and amended agreement required that the Company raise at least $1 million in cash equity contributions not later than September 15, 2008, which the Company has now satisfied.  The cash equity contributions are part of a private placement the Company is conducting with accredited investors as discussed in Item 3.02 below.

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES

On September 15, 2008, the Company entered into agreements for the sale of 60 investment units (each, a "Unit") in exchange for an aggregate of $1,800,000.  These sales are part of our private placement involving 70 Units offered at a price of $30,000 per Unit.  Each Unit consists of 25,000 shares of our common stock, $0.25 par value ("Common Stock"), and a warrant to purchase an additional 25,000 shares of Common Stock.  Each warrant is exercisable for three years at a price of $2.00 per share.  We anticipate finalizing the sale of the remaining 10 units offered in the Private Placement prior to September 30, 2008.  The funds will be used for working capital purposes.

These securities have not been registered (i) under the Securities Act of 1933, as amended (the "Act"), on the ground that we believe these transactions are exempt from registration under the Act by virtue of the provisions of Section 3(b), Section 4(2) or Regulation D thereof, or (ii) under the securities laws of the states in which the investors reside on the basis that the transaction is exempt from registration under said laws.

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit

Number     Description

10.1         Private Placement Subscription Agreement

10.2         Private Placement Warrant Agreement

99.1         Press Release, dated September 15, 2008, TOR Minerals meets waiver requirements for US Credit Facility through Private Placement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: September 18, 2008	/s/ BARBARA RUSSELL
Barbara Russell Acting CFO and Controller
EXHIBIT INDEX
Exhibit No.	Description
10.1	Private Placement Subscription Agreement
10.2	Private Placement Warrant Agreement
99.1	Press Release, dated September 15, 2008, TOR Minerals meets waiver requirement for US Credit Facility through Private Placement
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